Morgan Stanley Eastern Europe Fund, Inc.	Morgan Stanley Eastern Europe Fund, Inc. Symbol: RNE CUSIP: 616988101 March 31, 2006

Quarter Review

Performance analysis

For the three month period ending March 31, 2006, the Morgan Stanley Eastern Europe Fund, Inc., (the “Fund”), had a total return, based on net asset value and market price per share, of 21.67% net of fees and 33.85%, respectively, compared to 19.83% for its benchmark, Morgan Stanley Capital International ("MSCI") Emerging Markets Eastern Europe Index, expressed in U.S. dollars. On March 31, 2006, the closing price of the Fund's shares on the New York Stock Exchange was $46.30, representing a 31.7% premium to the Fund's net asset value per share.

Strategy

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Compared to its benchmark, the Fund is overweighted in Russia. We like Russia from top-down and bottom-up perspectives. There is an expectation that government expenditures will increase, macroeconomic factors will remain strong, and the political risk is overstated.

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The Fund is also overweighted in Poland relative to the MSCI Emerging Markets Eastern Europe Index. We believe the country’s macroeconomic growth is accelerating, with consumption and investment beginning to fuel growth.

Outlook

We maintain a positive outlook on the region.  A favorable global environment coupled with positive domestic economic conditions should support further upside in the asset class. While the region does remain vulnerable to changes in the level of risk investors are willing to take, we believe any selling pressure will be short lived.

Investment Performance (%)

Average annual total return, based on NAV (periods ended March 31, 2006)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-221-6726. Investment returns and principal value will fluctuate and fund shares, when sold, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all dividends and income. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (unannualized).

Morgan Stanley Capital International Emerging Markets Eastern Europe Index is a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. Investors cannot invest directly in an index.

Fund Profile

Objective

Seeks long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country governments or governmental entities.

Philosophy

We believe we may achieve strong returns by investing in regions with improving fundamentals, attractive valuations, and low investor recognition, and by selecting securities that demonstrate attractive growth, reasonable valuations, and attractive fundamentals.

Process

We combine top-down country allocation with bottom-up stock selection in the emerging markets asset class, as we believe both factors remain key drivers of emerging market performance. In these markets, country performance dispersions are often large, such that country allocation can significantly contribute to relative performance. Stock selection is also important, as there are hundreds of companies in which to invest.

Data as of 3/31/06

Overall Morningstar Rating™*

****

Morningstar rated this fund 4 stars for the overall, 3-year and 5-year period among  9 Europe Stock closed-end funds in each of these time periods, based on risk-adjusted return. The Overall Morningstar Rating for this fund is derived from a weighted average figures associated with of the performance  its 3-, 5- and 10-year, if applicable, Morningstar Rating metrics. Past performance is no guarantee of future results.

Equity Characteristics**

Portfolio

Fiscal YTD Turnover

28%

Annual Fiscal Turnover (2005)

94%

Top Five Countries (%)

Russia

                              65.69

Poland

                              18.69

Hungary

                                7.50

Czech Republic

4.57

Austria

                                1.73

Top Five Equity Sectors (%)

Consumer Staples

                            24.46

Energy

                            21.91

Consumer Discretionary

            16.24

Financials

11.29

Industrials

6.29

Top Five Industries (%)

Oil, Gas & Consumable Fuels

             21.91

Commercial Banks

             11.29

Food Products

             10.19

Media

                               7.15

Beverages

7.10

Top Five Holdings (%)

Lukoil

                               8.17

Kalina

                               6.14

Wimm-Bill-Dann Foods Ojsc

               5.64

Surgutneftegaz Ojsc

5.59

Novatek Oao

               5.18

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. The allocation figures represent a percentage of the Fund’s net assets as of March 31, 2006.

See reverse for important information

Morgan Stanley Eastern Europe Fund, Inc.	Morgan Stanley Eastern Europe Fund, Inc. Symbol: RNE CUSIP: 616988101 March 31, 2006

Management Team

The Emerging Markets Equity team manages the Fund. Current members include:

Paul Psaila

Executive Director

12 years of investment experience.

Eric Carlson

Executive Director

11 years of investment experience.

Narayan Ramachandran

Managing Director

19 years of investment experience.

Ruchir Sharma

Managing Director

12 years of investment experience.

Team members may change without notice from time to time.

Risk Considerations

There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Geographic concentration. The Fund is more susceptible to currency, political, economic, and market risks affecting Eastern European country issuers than a fund that does not limit its investments to such issuers such as generally less social, political and economic stability; the absence of developed legal structures governing private or foreign investments and private property; fluctuations in the rate of exchange between the U.S. dollar and the various currencies in which the Fund’s portfolio securities are denominated, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another; and differences between U.S. securities markets and the securities markets of Eastern European countries, including potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, some of these non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation. Unlisted securities. While the Fund expects primarily to invest in equity securities of publicly traded issuers, it may invest in unlisted equity securities to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. Credit quality. The Fund may invest in securities rated below investment grade (commonly known as "junk bonds") present greater risk of loss to principal and interest than investment in higher-quality securities. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Non-diversification. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund's overall value to decline to a greater degree than a less concentrated portfolio. Small-cap stocks. Stocks of small-sized companies carry special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. Derivative instruments. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund's performance.

Please consider the Fund’s investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, download one at www.morganstanley.com/im or call 1-800-221-6726. Please read the prospectus carefully before you invest or send money.

 *Morningstar Ratings™

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

©2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Definitions

Fiscal YTD and annual fiscal turnover measure the percentage of securities within the Fund that have changed since the beginning of the Fund’s fiscal year.

**Fiscal YTD and annual fiscal turnover represents turnover from the beginning of the Fund’s fiscal year, 1/1/2006.

Morgan Stanley Eastern Europe Fund, Inc is advised by Morgan Stanley Investment Management, Inc.

Morgan Stanley is a full-service securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For additional information, please call 1-800-221-6726.

1221 Avenue of the Americas New York, New York 10020	Morgan Stanley Investment Management IS05-01012P-T09/05 See reverse for important information